Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AD

THIRTY-SECOND AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Thirty-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.  Customer has requested and CSG has agreed to provide an additional service order distribution interface ("SODI") to support Customer's commercial services.  As a result, and in accordance with the terms of the Agreement:

(a) CSG will invoice and Customer agrees to pay an additional ******* fee of $******** for the SODI in Customer's production/training environment pursuant to Schedule F, CSG SERVICES, II.  Interfaces, D. Telephony, A. Service Order Distribution Interface, 4. Operations Support.

(b)  Section 8 (ii) of the Fifteenth Amendment, dated January 11, 2011 (CSG document no. 2306672), as amended by the Seventeenth Amendment, dated November 4, 2011, is amended to increase the ******* support fee of $********* per ***** by $********  to $*********** for the SODI in Customer's CTER environment

2.  The parties agree to further amend the Agreement as follows:

(a)  Customer agrees to purchase an additional *** (**) Vantage User IDs.  Accordingly, pursuant to the terms of the Eighth Amendment to the Agreement dated January 5, 2010 (CSG document number 2301676), and the Twenty-fifth Amendment dated March 12, 2012 (CSG document number 2311963), the number of Vantage User IDs will be increased from *** ******* ************ (***) to *** ******* *********** (***) and Customer shall be invoiced accordingly.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Steve Blechschmidt	By: /s/ Michael J. Henderson
Title: Mgr Billing Vendor Rel	Title: EVP Sales & Marketing
Name: Steve Blechschmidt	Name: Michael J. Henderson
Date: 8/8/12	Date: 8/8/12